EXHIBIT 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WARNER-ELEKTRA-ATLANTIC CORPORATION

75 Rockefeller Plaza

New York, New York 10019

Dated: January 25, 2011

Cinram International Inc.

2255 Markham Road

Scarborough, Ontario M1B 2W3

Canada

Attention: Steve Brown

Cinram

Office of General Counsel

860 Via de la Paz, Suite F4

Pacific Palisades, CA 90272

Attention: Howard Berman

Gentlemen:

Reference is made to each of (i) the US/Canada Manufacturing and PP&S Agreement dated as of July 1, 2010 (the “US Agreement”) between (a) Warner-Elelctra-Atlantic Corporation (“WEA”), on the one hand and (b) Cinram International Inc. (“CII”), Cinram Manufacturing LLC and Cinram Distribution LLC, on the other hand; and (ii) the International Manufacturing and PP&S Agreement dated as of July 1, 2010 (the “International Agreement”) between (a) WEA International Inc. (“WMI”), on the one hand and (b) CII, Cinram GmbH and Cinram Operations UK Limited, on the other hand, as each was amended by the letters dated January 14, 2011 and January 21, 2011. Any terms which are used below and which are defined in the US Agreement or the International Agreement shall have the same meanings and definitions as set forth therein, unless otherwise indicated. This letter, when signed by each of the parties shall constitute an agreement to further modify each of the US Agreement and International Agreement as hereinafter provided, effective as of the date hereof.

1. Section 5(b)(vi) of the US Agreement is hereby amended to replace “January 26, 2011” therein with “April 15, 2011” in each place such date appears; and

2. Section 3(b)(vi) of the International Agreement is hereby amended to replace “January 26, 2011” therein with “April 15, 2011” in each place such date appears.

3. Section 5(b) of the US Agreement and Section 3(b) of the International Agreement are each hereby amended to add the following Termination Events (in addition to subparagraphs (i) through (xiii)):

“(xiv) **;

(xv) **;

(xvi) **; or

(xvii) **”

4.**

5.**

6. Section 12(d)(iii)(D) of Exhibit A to the US Agreement is hereby deleted in its entirety ab initio.

7. Section 12(d)(iii)(D) of Exhibit A to the International Agreement is hereby deleted in its entirety ab initio.

8. For the avoidance of any doubt, Cinram acknowledges that any changes to or decrease in the number of retail customers that WEA sells to directly (i.e. on WEA’s behalf, that Cinram directly ships Products to and accepts returns from) and/or any changes to or increase in the number of retail customers that are serviced by so called “One-Stops” or sub-distributors (e.g., Super D or AEC) would in no way violate any terms of the US Agreement or International Agreement, including without limitation Section 1 of Exhibit B to the US Agreement.

9. Except as expressly modified in this amendment, all other terms and conditions of the US Agreement and the International Agreement are hereby ratified and confirmed and will remain in full force and effect.

[Signature page follows]

If the foregoing is acceptable, please acknowledge the same by signing in the appropriate place below.

ACCEPTED AND AGREED TO:

WARNER-ELEKTRA-ATLANTIC CORPORATION		CINRAM INTERNATIONAL INC.

By:	/s/ Ari Taitz	By:	/s/ John H. Bell
Name: Ari Taitz		Name: John H. Bell
Title: SVP Business Affairs & Development		Title: Authorized Signatory

WEA INTERNATIONAL INC.		CINRAM-MANUFACTURING LLC

By:	/s/ Paul Robinson	By:	/s/ John H. Bell
Name: Paul Robinson		Name: John H. Bell
Title: Vice President		Title: Authorized Signatory

CINRAM DISTRIBUTION LLD		CINRAM GmbH

By:	/s/ John H. Bell	By:	/s/ Louis Gasperut
Name: John H. Bell		Name: Louis Gasperut
Title: Authorized Signatory		Title: EVP-MD European Operations

CINRAM OPERATIONS UK LIMITED

By:	/s/ Emer O’Kelly
Name: Emer O’Kelly
Title: Authorized Signatory

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